   AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON FEBRUARY 13, 1998

                                                      REGISTRATION NO. 333-42017
================================================================================

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                             ---------------------
                                AMENDMENT NO. 2
                                       TO

                                    FORM S-4
            REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933
                             ---------------------

                               SOURCE MEDIA, INC.
             (Exact name of Registrant as specified in its charter)

                      DELAWARE                                             13-3700438
           (State or other jurisdiction of                              (I.R.S. Employer
           incorporation or organization)                              Identification No.)

                                      4825
            (Primary Standard Industrial Classification Code Number)

             5400 LBJ FREEWAY, SUITE 680                                TIMOTHY P. PETERS
                 DALLAS, TEXAS 75240                               5400 LBJ FREEWAY, SUITE 680
          (Address, including zip code, and                            DALLAS, TEXAS 75240
       telephone number, including area code,                            (972) 701-5400
    of Registrant's principal executive offices)        (Name, address, including zip code, and telephone
                                                       number, including area code, of agent for service)

                             ---------------------

                                   Copies to:
                              MICHAEL L. BENGTSON
                                 MARK C. GUNNIN
                                GRANT C. LIGHTLE
                            THOMPSON & KNIGHT, P.C.
                            98 SAN JACINTO BOULEVARD
                                   SUITE 1200
                              AUSTIN, TEXAS 78701
                                 (512) 469-6100
                             ---------------------
     APPROXIMATE DATE OF COMMENCEMENT OF PROPOSED SALE TO THE PUBLIC: As soon as practicable after the effective date of this Registration Statement.

     If the securities being registered on this form are being offered in connection with the formation of a holding company and there is compliance with General Instruction G, check the following box. [ ]

     THE REGISTRANT HEREBY AMENDS THIS REGISTRATION STATEMENT ON SUCH DATE OR DATES AS MAY BE NECESSARY TO DELAY ITS EFFECTIVE DATE UNTIL THE REGISTRANT SHALL FILE A FURTHER AMENDMENT WHICH SPECIFICALLY STATES THAT THIS REGISTRATION STATEMENT SHALL THEREAFTER BECOME EFFECTIVE IN ACCORDANCE WITH SECTION 8(a) OF THE SECURITIES ACT OF 1933 OR UNTIL THE REGISTRATION STATEMENT SHALL BECOME EFFECTIVE ON SUCH DATE AS THE COMMISSION, ACTING PURSUANT TO SAID SECTION 8(a), MAY DETERMINE.

================================================================================

                                EXPLANATORY NOTE



     The sole purpose of this Amendment No. 2 is to re-file Exhibit 23.1, the Edgar copy of which contained an error.

                                    PART II

                     INFORMATION NOT REQUIRED IN PROSPECTUS

ITEM 20. INDEMNIFICATION OF DIRECTORS AND OFFICERS.

     In accordance with Section 102(b)(7) of the Delaware General Corporation Law ("DGCL"), the Company's Certificate of Incorporation includes a provision that eliminates, to the fullest extent permitted by law, the personal liability of members of its Board of Directors to the Company or its stockholders for monetary damages for breach of fiduciary duty as a director. Such provision does not eliminate or limit the liability of a director (1) for any breach of a director's duty of loyalty to the Company or its stockholders, (2) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of a law, (3) for paying an unlawful dividend or approving an illegal stock purchase or redemption (as provided in Section 174 of the DGCL) or (4) for any transaction from which the director derived an improper personal benefit.

     Section 145 of the DGCL permits a corporation to indemnify any director or officer of the corporation against expenses (including attorneys' fees), judgments, fines and amounts paid in settlement actually and reasonably incurred in connection with any action, suit or proceeding brought by reason of the fact that such person is or was a director, officer, employee or agent of the corporation, or is or was serving at the request of the corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, if such person acted in good faith and in a manner that he reasonably believed to be in or not opposed to the best interests of the corporation and, with respect to any criminal action or proceeding, if he had no reasonable cause to believe his conduct was unlawful. In a derivative action (i.e., one brought by or in the right of the corporation), indemnification may be made for expenses actually and reasonably incurred by any officer or director in connection with the defense or settlement of such an action or suit if such person acted in good faith and in a manner that he reasonably believed to be in or not opposed to the best interests of the corporation, except that no indemnification may be made in respect of any claim, issue or matter as to which such person shall have been adjudged to be liable to the corporation unless and only to the extent that the court in which such action or suit was brought shall determine that such person is fairly and reasonably entitled to indemnity for such expenses despite such adjudication of liability.

     The DGCL also permits a corporation to purchase and maintain insurance on behalf of any person who is or was a director or officer against any liability asserted against him and incurred by him in such capacity, or arising out of his status as such, whether or not the corporation has the power to indemnify him against that liability under Section 145 of the DGCL.

     Certain provisions of the Company's Certificate of Incorporation and Bylaws generally provide for the indemnification of and advancement of litigation expenses to the Company's directors and officers and such other persons designated by the Board of Directors of the Company as entitled to the benefits of indemnification against all liabilities, losses and expenses incurred in connection with any claim, action, suit or proceeding in which any of them become involved by reason of their service rendered to the Company or, at its request, to another entity; provided, however, that no such right to indemnification shall exist with respect to an action brought by an indemnitee against the Company unless certain conditions set forth in such provisions are satisfied. The provisions of the Company's Certificate of Incorporation and Bylaws are not exclusive of any other indemnification rights to which an indemnitee may be entitled, whether by contract or otherwise. The Company may also purchase liability insurance on behalf of its directors and officers, whether or not it would have the obligation or power to indemnity any of them under the terms of its Certificate of Incorporation.

     In addition, each of the control persons, officers and directors of each of the Subsidiary Guarantors is generally provided indemnification to the fullest extent allowed by the law of such Subsidiary Guarantor's respective jurisdiction of organization.

ITEM 21(A). EXHIBITS

     The information required by this Item 21(a) is set forth in the Index to Exhibits accompanying this Registration Statement and is incorporated herein by reference.

ITEM 22. UNDERTAKINGS

     The undersigned Co-Registrants hereby undertake that, for purposes of determining any liability under the Securities Act, each filing of an annual report pursuant to section 13(a) or section 15(d) of the Exchange Act that is incorporated by reference in the Registration Statement shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

     Insofar as indemnification for liabilities arising under the Securities Act may be permitted to directors, officers and controlling persons of the Co-Registrants pursuant to the provisions described under Item 20 above, or otherwise, the Co-Registrants have been advised that in the opinion of the SEC such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable. If a claim for indemnification against such liabilities (other than the payment by the Co-Registrants of expenses incurred or paid by a director, officer or controlling person of the Co-Registrants in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Co-Registrants will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.

     The undersigned Co-Registrants hereby undertake to respond to requests for information that is incorporated by reference into the Prospectus pursuant to Items 4, 10(b), 11, or 13 of this Form, within one business day of receipt of such request, and to send the incorporated documents by first class mail or other equally prompt means. This includes information contained in the documents filed subsequent to the effective date of the Registration Statement when it became effective.

     The undersigned Co-Registrants undertake to supply by means of a post-effective amendment all information concerning a transaction, and the company being acquired involved therein, that was not the subject of and included in the Registration Statement when it became effective.

                                   SIGNATURES


     Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this Amendment No. 2 to Registration Statement to be signed on its behalf of the undersigned, thereunto duly authorized, in Dallas, Texas, on the 13th day of February, 1998.


                                     SOURCE MEDIA, INC.

                                     BY:                    *
                                        ----------------------------------------
                                                   TIMOTHY P. PETERS
                                                 Chairman of the Board
                                              and Chief Executive Officer

                               SOURCE MEDIA, INC.


     Pursuant to the requirements of the Securities Act of 1933, this Amendment No. 2 to Registration Statement has been signed by the following persons in the capacities and on the dates indicated.



                      SIGNATURE                                   TITLE                    DATE
                      ---------                                   -----                    ----

                          *                              Chief Executive Officer     February 13, 1998
-----------------------------------------------------      and Chairman of the
                  Timothy P. Peters                        Board (principal
                                                           executive officer)

                          *                              Chief Financial Officer     February 13, 1998
-----------------------------------------------------      and Treasurer
                  W. Scott Bedford                         (principal financial
                                                           and accounting
                                                           officer)

                          *                              President and Director      February 13, 1998
-----------------------------------------------------
                    John J. Reed

                          *                              Director                    February 13, 1998
-----------------------------------------------------
                 David L. Kuykendall

                          *                              Director                    February 13, 1998
-----------------------------------------------------
                 Michael J. Marocco

                          *                              Director                    February 13, 1998
-----------------------------------------------------
                 James L. Greenwald

                          *                              Director                    February 13, 1998
-----------------------------------------------------
                   Robert H. Alter

                          *                              Director                    February 13, 1998
-----------------------------------------------------
                  Robert J. Cresci

                          *                              Director                    February 13, 1998
-----------------------------------------------------
                  Barry Rubenstein

               *By: /s/ MARYANN WALSH
  ------------------------------------------------
                    Maryann Walsh
                  attorney-in-fact

                               INDEX TO EXHIBITS

        EXHIBIT
         NUMBER                                  DESCRIPTION
        -------                                  -----------

          3.1            -- Restated Certificate of Incorporation, as amended (filed as Exhibit 3.1 to the Company's Registration Statement on
                            Form S-1, as amended (No. 33-97564), and incorporated
                            herein by reference).

          3.2            -- Bylaws (filed as Exhibit 3.2 to HBAC's Registration
                            Statement on Form S-1, as amended (No. 33-62606), and incorporated herein by reference).

          4.1            -- Form of Common Stock Certificate (filed as Exhibit 4.1 to the Company's Registration Statement on Form S-1 (No.
                            33-97564), and incorporated herein by reference).

          4.2            -- Certificate of Designation for Senior PIK Preferred Stock
                            (filed as Exhibit 4.2 to the Company's current report on
                            Form 8-K dated October 30, 1997, and incorporated herein
                            by reference).

          4.3            -- Indenture dated as of October 30, 1997 between Source
                            Media, Inc. and U.S. Trust Company of Texas, N.A. (filed
                            as Exhibit 4.1 to the Company's current report on Form
                            8-K dated October 30, 1997, and incorporated herein by
                            reference).

          4.4            -- Warrant Agreement dated as of October 30, 1997 between
                            Source Media, Inc. and ChaseMellon Shareholder Services
                            (filed as Exhibit 4.3 to the Company's current report on
                            Form 8-K dated October 30, 1997, and incorporated herein
                            by reference).

          5.1            -- Opinion of Thompson & Knight, P.C.

         10.1            -- Master Agreement between IT Network, Inc. and Pacific
                            Bell Directory, dated December 16, 1992, as amended
                            (filed as Exhibit 10.18 to HBAC's Registration Statement
                            on Form S-4 (No. 33-90482), and incorporated herein by
                            reference).

         10.2            -- Master AudioText Agreement between IT Network, Inc. and
                            BellSouth, dated May 1, 1993 (filed as Exhibit 10.22 to
                            HBAC's Registration Statement on Form S-4 (No. 33-90482),
                            and incorporated herein by reference).

         10.3            -- Sales Agency Agreement by and between US West Marketing
                            Resources Group, Inc. and IT Network, Inc., dated July 6,
                            1995 (filed as Exhibit 10.1 to the Company's Quarterly
                            Report on Form 10-Q for the quarter ended June 30, 1995,
                            and incorporated herein by reference).

         10.4            -- Development and Licensing Agreement dated as of April 1,
                            1995 between IT Network, Inc., Source Media, Inc., ICT
                            Inc., Cable Share International Inc., ICT (U.S.) Limited
                            and ICT B.V. (filed as Exhibit 10.22 to the Company's
                            Annual Report on Form 10-K for the Year Ended December
                            31, 1995, and incorporated herein by reference).

         10.5            -- Interactive Television License Agreement between IT
                            Network, Inc., ICT (U.S.) Limited and ICT Inc., dated
                            June 11, 1992 (filed as Exhibit 10.40 to HBAC's
                            Registration Statement on Form S-4 (No. 33-90482), and incorporated herein by reference).

         10.6            -- Interactive Channel Distribution Agreement dated November
                            16, 1995 between IT Network, Inc. and Cablevision Systems
                            Corporation (filed as Exhibit 99.2 to the Company's
                            Current Report on Form 8-K filed January 30, 1996, and as
                            amended on March 19, 1996, and incorporated herein by
                            reference).

         10.7            -- Interactive Cable Agreement between IT Network, Inc. and
                            Sammons Communications, Inc., dated June 4, 1993 (filed
                            as Exhibit 10.53 to HBAC's Registration Statement on Form
                            S-4 (No. 33-90482), and incorporated herein by
                            reference).

        EXHIBIT
         NUMBER                                  DESCRIPTION
        -------                                  -----------
         10.8            -- Contribution Agreement between National Research Council
                            Canada and ICT Inc. (filed as Exhibit 10.54 to HBAC's
                            Registration Statement on Form S-4 (No. 33-90482), and
                            incorporated herein by reference).

         10.9            -- Letter of Understanding between IT Network, Inc. and
                            Pacific Bell Directory dated August 25, 1994 (filed as
                            Exhibit 10.55 to HBAC's Registration Statement on Form
                            S-4 (No. 33-90482), and incorporated herein by reference).

         10.10           -- Stock Purchase Warrant dated April 13, 1996 between
                            Northstar Advantage High Total Return Fund and the
                            Company (filed as Exhibit 10.3 to the Company's Quarterly
                            Report on Form 10-Q for the Quarter Ended March 31, 1996,
                            and incorporated herein by reference).

         10.11           -- Sales Agency Agreement dated May 20, 1996 between The
                            Reuben H. Donnelley Corporation and IT Network, Inc.
                            (filed as Exhibit 10.1 to the Company's Quarterly Report
                            on Form 10-Q for the Quarter Ended June 30, 1996, and
                            incorporated herein by reference).

         10.12           -- License Agreement dated June 6, 1996 between WinStar New
                            Media Co., Inc. and the Company (filed as Exhibit 10.2 to
                            the Company's Quarterly Report on Form 10-Q for the
                            Quarter Ended June 30, 1996, and incorporated herein by
                            reference).

         10.13           -- Charter Affiliation Agreement between Century
                            Communications Corporation and the Company (filed as
                            Exhibit 10.1 to the Company's Current Report on Form 8-K
                            filed April 23, 1996, and incorporated herein by
                            reference).

         10.14           -- Services Agreement dated October 21, 1996 between The
                            Reuben H. Donnelley Corporation and IT Network, Inc.
                            (filed as Exhibit 10.1 to the Company's Quarterly Report
                            on Form 10-Q for the Quarter Ended September 30, 1996,
                            and incorporated herein by reference).

         10.15           -- Arrangement Agreement dated November 13, 1996 between the
                            Company and ICT. (filed as Exhibit 10.18 to the Company's
                            Registration Statement on Form S-1 (No. 33-16883),
                            subsequently withdrawn, and incorporated herein by
                            reference).

         10.16           -- Form of Plan of Arrangement. (filed as Exhibit 10.19 to the Company's Registration Statement on Form S-1 (No.
                            33-16883), subsequently withdrawn, and incorporated
                            herein by reference).

         10.17           -- Stock Purchase Warrant dated as of April 9, 1996 between the Company and Northstar (filed as Exhibit 10.29 to the
                            Company's Annual Report on Form 10-K for the Year Ended
                            December 31, 1996, and incorporated herein by reference).

         10.18           -- Amended and Restated Stock Purchase Warrant dated as of
                            April 9, 1997 between the Company and Northstar (filed as
                            Exhibit 10.30 to the Company's Annual Report on Form 10-K
                            for the Year Ended December 31, 1996, and incorporated
                            herein by reference).

         10.19           -- Stock Purchase Warrant dated as of April 9, 1997 between the Company and Zeneca (filed as Exhibit 10.31 to the
                            Company's Annual Report on Form 10-K for the Year Ended
                            December 31, 1996, and incorporated herein by reference).

         10.20           -- Stock Purchase Warrant dated as of April 9, 1997 between the Company and Delaware (filed as Exhibit 10.32 to the
                            Company's Annual Report on Form 10-K for the Year Ended
                            December 31, 1996, and incorporated herein by reference).

         10.21           -- Stock Purchase Warrant dated as of April 9, 1997 between the Company and ICI (filed as Exhibit 10.33 to the
                            Company's Annual Report on Form 10-K for the Year Ended
                            December 31, 1996, and incorporated herein by reference).

          EXHIBIT
          NUMBER                                                    DESCRIPTION
---------------------------  ------------------------------------------------------------------------------------------

             10.22           -- Stock Purchase Warrant dated as of April 9, 1997 between the Company and McConnell
                                (filed as Exhibit 10.34 to the Company's Annual Report on Form 10-K for the Year Ended
                                December 31, 1996, and incorporated herein by reference).

             10.23           -- Amended and Restated Registration Rights Agreement dated as of April 9, 1997 among the
                                Company and Northstar, Zeneca, McConnell, ICI and Delaware (filed as Exhibit 10.35 to the Company's Annual Report on Form 10-K for the Year Ended December 31, 1996, and
                                incorporated herein by reference).

             10.24           -- Asset Purchase Agreement dated September 23, 1997 between IT Network, Inc. and Brite
                                Voice Systems, Inc. (filed as Exhibit 2.1 to the Company's current report on Form 8-K dated October 30, 1997, and incorporated herein by reference).

             10.25           -- Amendment dated October 7, 1997 between IT Network, Inc. and Brite Voice Systems, Inc.
                                to Asset Purchase Agreement dated September 23, 1997 between IT Network, Inc. and Brite
                                Voice Systems, Inc. (filed as Exhibit 2.2 to the Company's current report on Form 8-K dated October 30, 1997, as amended, and incorporated herein by reference).

             10.26           -- Asset Purchase Agreement dated September 30, 1997 between Source Media, Inc. and IT
                                Network, Inc. and Voice News Network, Inc. (filed as Exhibit 2.3 to the Company's current report on Form 8-K dated October 30, 1997, and incorporated herein by reference).

             10.27           -- Preferred Stock Registration Rights Agreement dated as of October 30, 1997 between
                                Source Media, Inc. and Natwest Capital Markets Limited and Prudential Securities
                                Incorporated. (filed as Exhibit 10.2 to the Company's current report on Form 8-K dated
                                October 30, 1997, and incorporated herein by reference).

             10.28           -- Exchange and Registration Rights Agreement for Senior Secured Notes dated as of October
                                30, 1997 between Source Media, Inc. and certain of its subsidiaries and Natwest Capital
                                Markets Limited and Prudential Securities Incorporated (filed as Exhibit 10.1 to the
                                Company's current report on Form 8-K dated October 30, 1997, and incorporated herein by reference).
             10.29           -- Form of Guarantee for domestic subsidiaries.
             10.30           -- Form of Guarantee for foreign subsidiaries.
             21              -- Subsidiaries.

             23.1*           -- Consent of Ernst & Young LLP.

             23.2            -- Consent of Arthur Andersen LLP.

             23.3            -- Consent of Price Waterhouse LLP.

             23.4            -- Consent of Thompson & Knight, P.C. (included as part of Exhibit 5.1).

             24.1            -- Power of Attorney.

             27              -- Financial Data Schedule.

             99.1            -- Form of Letter of Transmittal.


---------------

* Filed herewith.